                                                                   EXHIBIT 10.32



                   AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT


                 This AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT (this "Amendment"), is entered into as of August 20, 1997, among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), as the Representative, Construction Agent and Parent Guarantor (in its capacity as Representative, the "Representative"; in its capacity as Construction Agent, the "Construction Agent"; and, in its capacity as Parent Guarantor, the "Parent Guarantor" and together with the Guarantors listed on the signature page to the Guaranty (each a "Guarantor") and the Structural Guarantors, the "Guarantors"); BMO LEASING (U.S.), INC., a Delaware corporation, as a Lessor (together with any permitted successors and assigns thereto, each a "Lessor" and collectively the "Lessors"); BMO LEASING (U.S.), INC., as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"); THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("LTCB"), BANK OF MONTREAL, a Canadian banking organization ("BMO"), and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; LTCB as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders and as Arranger (in such capacity, the "Arranger"); and BMO, as Co-Arranger and Syndication Agent (collectively, the "Parties").

                                R E C I T A L S:


                 A. The Parties entered into a Participation Agreement dated as of March 21, 1997, as amended as of May 27, 1997 (the "Participation Agreement").

                 B. BEI desires to increase the Aggregate Commitment Amount available to the Lessees from $50,000,000 to an amount sufficient to fund the aggregate Property Cost of (x) the Properties listed in Schedule A attached hereto (such Properties, the "Additional Properties") and (y) the other Properties subject to the Master Lease as of the Amendment Effective Date.

                 C. BEI intends to consummate a series of transactions pursuant to which (i) BEI will form a new Subsidiary (together with its successors, "New BEI") that will be a Delaware corporation wholly-owned by BEI, such corporation to be renamed, upon the consummation of the Pharmacy Divestiture Transaction and the Merger (each as defined below), Beverly Enterprises, Inc., (ii) Pharmacy and its Subsidiaries will repay in cash to BEI not less than $250,000,000 of intercompany advances outstanding from BEI to Pharmacy and its Subsidiaries, (iii) BEI will contribute all of its assets and liabilities (other than the capital stock of Pharmacy and its Subsidiaries) to New BEI and New BEI will assume all of such liabilities, (iv) BEI will distribute pro rata to the holders of its common stock all of the capital stock of New BEI, and (v) BEI will be merged with and into Capstone Pharmacy Services, Inc.

                 D. Subject to the terms and conditions set forth herein, BEI may increase the Aggregate Commitment Amount and consummate the transactions in connection with the Pharmacy Divestiture Transaction and the Merger.

                 E. The Parties desire to amend the Participation Agreement as set forth herein.

                               A G R E E M E N T:

                 NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

                 1. Defined Terms; References. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in Appendix A to the Participation Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Participation Agreement.

                 2. Additional Defined Terms. Appendix A to the Participation Agreement is hereby amended by adding the new definitions in the appropriate alphabetical order:

         "Additional Property" shall mean any of the Properties listed in
         Schedule V to the Participation Agreement, in each case as previously disclosed to and approved by the Participants.

         "Amendment Effective Date" means the date upon which the Amended and Restated Credit Agreement dated as of August 20, 1997 becomes effective in accordance with its terms.

         "Commitment Increase" has the meaning provided in Section 3.7 of the Participation Agreement.

         "Existing Properties" means all of the Properties subject to the Master Lease as of the Amendment Effective Date, as described in their respective Lease Supplements.

         "Merger" means the merger of the Representative into Capstone Pharmacy Services, Inc.

         "New Aggregate Commitment Amount" means an amount sufficient to fund the Property Cost of (i) the Additional Properties and (ii) the Existing Properties.

         "New BEI" means New Beverly Holdings, Inc., a Delaware corporation and Wholly-Owned Subsidiary of the Representative to be renamed Beverly Enterprises, Inc. following the consummation of the Pharmacy Divestiture Transaction and Merger.

         "New BEI Spin-Off" means the distribution by the Representative, pro rata to the holders of the Representative's common stock, of all of the capital stock of New BEI.

         "Non-Pharmacy Asset Contribution" means the contribution by the Representative of all of its assets and liabilities (other than the capital stock of Pharmacy and its Subsidiaries) to New BEI and the assumption by New BEI of all such liabilities.

         "Pharmacy Divestiture Transaction" means the Pharmacy Intercompany Repayment, the Non-Pharmacy Asset Contribution and the New BEI Spin-Off.

         "Pharmacy Intercompany Repayment" means the repayment in cash by Pharmacy and its Subsidiaries to the Representative of not less than $250,000,000 of intercompany advances outstanding from the Representative to Pharmacy and its Subsidiaries.

         "Release Date" means the date upon which (i) all of the conditions set forth in Section 3.03 of the Morgan Credit Agreement shall be satisfied (or waived in accordance with Section 9.05 of the Morgan Credit Agreement) and (ii) all of the following conditions shall have been satisfied to the satisfaction of the Agent Lessor, the Administrative Agent and each Participant:

                          (a) The Administrative Agent, the Agent Lessor and the Participants shall have received an executed counterpart of the Assumption Agreement attached hereto as Exhibit I duly executed by New BEI;

                          (b) New BEI shall have paid the Transaction Expenses invoiced to New BEI and incurred in connection with the transactions contemplated with the Pharmacy Divestiture Transaction and the Merger, and any other costs and fees invoiced to New BEI and incurred by the Administrative Agent, the Agent Lessor and each Participant in accordance with the terms of the Operative Documents;

                          (c) All of the Beverly Entities' covenants, representations and warranties contained in the Operative Documents (except as expressly modified by Section 15.18 of the Participation Agreement) shall remain true and correct and enforceable in all respects after giving effect to the transactions contemplated by the Pharmacy Divestiture and the Merger;

                          (d) No Default, Event of Default, breach or failure of condition exists, or would exist with notice or lapse of time or both, under any of the Operative Documents before or after giving effect to the transactions contemplated by the Pharmacy Divestiture Transaction and the Merger;

                          (e) Each of the Participants shall have received evidence reasonably satisfactory to it that each Lien granted by the Representative under the Operative Documents has been amended in a manner sufficient to properly perfect each of their interests therein (including, without limitation, the filing of appropriately completed and duly executed Uniform Commercial Code financing statements);

                          (f) The Administrative Agent, the Agent Lessor and the Participants shall have received true, correct and complete copies of the Agreement and Plan of Merger dated as of April 15, 1997 between the Representative and Capstone Pharmacy Services, Inc. and such other documents, certificates and instruments delivered in connection with the Pharmacy Divestiture Transaction and the Merger as any of the Administrative Agent, Agent Lessor or Participants shall reasonably request;

                          (g) The Administrative Agent, the Agent Lessor and the Participants shall have received evidence satisfactory to them that the Pharmacy Divestiture Transaction shall have been consummated and New BEI shall be the owner of all the assets theretofore owned by the Representative other than the capital stock of Pharmacy and its Subsidiaries;

                          (h) No legal proceeding shall be pending which in any manner draws into question the validity of any of the Operative Documents;

                          (i) The Administrative Agent, the Agent Lessor and the Participants shall have received opinions of Weil, Gotshal & Manges LLP, special New York counsel to New BEI, and the Vice President and Deputy General Counsel of New BEI, covering those matters relating to the Assumption Agreement, the Pharmacy Divestiture Transaction and the Merger as the Administrative Agent, the Agent Lessor and the Participants may reasonably request;

                          (j) The Administrative Agent, the Agent Lessor and the Participants shall have received a certificate signed by the chief financial officer or treasurer of New BEI to the effect set forth in clauses (c) and (d) above;

                          (k) The Administrative Agent, the Agent Lessor and the Participants shall have received all documents as they may reasonably request relating to the existence of New BEI and each of its Subsidiaries party to any Operative Document, the corporate authority for and the validity of the Operative Documents, and any other matters relevant thereto, all in form and substance satisfactory to the Administrative Agent, the Agent Lessor and the Participants; and

                          (l) The Administrative Agent, the Agent Lessor and the Participants shall have received evidence satisfactory to them that all filings with, and consents and approvals of, any third party or any governmental body, agency or official necessary or desirable to permit the Pharmacy Divestiture Transaction or the Merger have been made or obtained and all waiting periods in respect thereof have expired or been terminated."

                 3. Amended Defined Terms. The following defined terms in Appendix A to the Participation Agreement are hereby amended in their entirety to read as follows:

         "Company" means (i) prior to the Release Date, Beverly Enterprises, Inc., a Delaware Corporation and (ii) as of and after the Release Date, New BEI.

         "Morgan Credit Agreement" means the Amended and Restated Credit Agreement dated as of August 20, 1997 amending and restating the $375,000,000 Amended and Restated Credit Agreement dated as of December 20, 1996 among the Representative, the Banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Issuing Bank, and Morgan Guaranty Trust Company of New York, as Agent.

         "Pledged Stock" means the stock held as collateral from time to time under the Pledge Agreement.

                 4. Additional Properties. Schedule A attached hereto is hereby added as Schedule V to the Participation Agreement.

                 5. Assumption Agreement. Exhibit I attached hereto is hereby added as Exhibit I to the Participation Agreement.

                 6. Increase in Commitment. The Participation Agreement is hereby amended by adding as a new Section 3.7 of the Participation Agreement.

                          "Section 3.7. Increase in Commitment. (a) The Beverly Entities may, prior to October 31, 1997, arrange an increase in the Aggregate Commitment Amount to the New Aggregate Commitment Amount (such increase, the "Commitment Increase") in accordance with this Section 3.7 by either arranging for (i) an existing Participant to increase its respective Commitment or (ii) one or more Persons not a party to the Operative Documents to assume Commitment(s) by becoming a party to the Operative Documents as Participants; provided that the aggregate Lender Commitment and aggregate Lessor Commitment shall be increased pro rata in connection with any Commitment Increase.
         Neither the Administrative Agent, the Agent Lessor nor any Participant is hereby committed to assume any additional Commitment and are not obligated to do so without their prior written consent.

                          (b) In the event that either (i) the Beverly Entities have not obtained written commitments to increase the Aggregate Commitment Amount to the New Aggregate Commitment Amount by October 31, 1997 pursuant to Section 3.7(a) or (ii) Schedule I to the Participation Agreement and the other relevant provisions of the Operative Documents have not been amended to reflect an increase in the Aggregate Commitment Amount to the New Aggregate Commitment Amount by November 14, 1997, the Administrative Agent and Agent Lessor may instruct the Representative to cause any Lessee to purchase any or all of such Lessee's Additional Properties at a price equal to the Property Balance with respect thereto, including any accrued and unpaid Rent and any other amounts payable under the Operative Documents with respect to such Additional Properties. Within 30 days after receipt of instructions from the Administrative Agent and Agent Lessor specifying the Additional Property or Properties to be purchased, the Representative shall cause each applicable Lessee to purchase its respective Additional Properties, as specified by the Administrative Agent and Agent Lessor, in accordance with the previous sentence. Upon receipt of the Property Balance with respect to each applicable Additional Property, the Agent Lessor shall transfer to the applicable Lessee all of Agent Lessor's right, title and interest in and to each such Additional Property in accordance with the procedures set forth in Section 21.1(a) of the Master Lease.

                          (c) The failure of the Representative or any Lessee of an Applicable Property to satisfy any of their respective obligations pursuant to Section 3.7(b) shall constitute a Lease Event of Default as defined under the Master Lease."

                 7. Amendment of Investments. Subsection 10.2(e)(i) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                          "(i)    Investments in the Representative or in
         Persons that are Subsidiaries of the Representative (including any other Beverly Entity) on the date hereof (other than, after the Release Date, Pharmacy and the Subsidiaries of Pharmacy);"

                 8. Amendment of Restricted Payments on Stock. Section 10.2(f) of the Participation Agreement is hereby amended by deleting the word "and" at the end of clause (iv) thereof and replacing clause (v) thereof with the following provisions:

                          "(v)    the Representative may consummate the New BEI
         Spin-Off as part of the Pharmacy Divestiture Transaction on the Release Date, and

                          (vi) the Representative may make any such payment or distribution if, after giving effect thereto, the aggregate amount of all such payments or distributions made after the Amendment Effective Date (including, without limitation, any such payments or distributions permitted under subclause (ii)(A) or clause (iv) above) does not exceed the sum of $75,000,000 plus 50% of Consolidated Net Income for the period after June 30, 1997 through the date of such declaration, payment or distribution."

                 9. Amendment of Negative Pledge. (a) Clauses 10.2(g)(13) and 10.2(g)(15) of the Participation Agreement are hereby amended to read in their entirety as follows:

                          "(13)   Liens on nursing homes and related real
         estate improvements and equipment ("Mortgage Assets") given in substitution for Liens on Mortgage Assets existing on the date hereof or for Liens on Mortgage Assets incurred pursuant to this clause (13) or clause (15) below, provided that the sum of (A) the excess of the Appraised Value of all Mortgage Assets subjected to Liens pursuant to this clause (13) on or after the Amendment Effective Date over the Appraised Value of all such Mortgage Assets released from Liens on or after the Amendment Effective Date and (B) all Indebtedness incurred after the Amendment Effective Date and secured by Liens permitted under clause (15) below shall not at any time exceed $50,000,000;"

                          "(15)   Liens not otherwise permitted under clauses
         (1) through (14) of this Section, provided that the sum of the amounts set forth in subclause (A) of clause (13) above and the aggregate principal amount of all indebtedness incurred after the date hereof and secured by Liens permitted under this clause (15) shall not at any time exceed $50,000,000."

                          (b)     Section 10.2(g) of the Participation
Agreement is hereby amended by adding the following new subsection (iii) immediately following Subsection 10.2(g)(ii).

                          "(iii) The Representative will not permit any issuer of Pledged Stock or any of their respective Subsidiaries to create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it except (A) Liens permitted by clauses (1) through (11) of Subsection 10.2(g)(i) above, (B) Liens granted prior to the Amendment Effective Date and permitted by clauses (13) and (15) of
         Section 10.2(g)(i) above, (C) Liens on nursing homes and related real estate improvements and equipment of issuers of Pledged Stock and their Subsidiaries ("Pledged Subsidiary Mortgage Assets") given in substitution for Liens on Pledged Subsidiary Mortgage Assets incurred pursuant to this clause (C) or clause (D) below, provided that the sum of (x) the excess of the Appraised Value of all Pledged Subsidiary Mortgage Assets subjected to Liens pursuant to this clause (C) on or after the Amendment Effective Date over the Appraised Value of all such Pledged Subsidiary Mortgage Assets released from Liens on or after the Amendment

         Effective Date and (y) all Indebtedness incurred after the date hereof and permitted under clause (D) below shall not at any time exceed $50,000,000 and (D) Liens not otherwise permitted under clauses (A),
         (B) and (C) of this Subsection (iii), provided that the sum of the amounts set forth in subclause (x) of clause (C) above and the aggregate principal amount of all Indebtedness incurred after the Amendment Effective Date and secured by Liens permitted under this clause (D) shall not exceed $50,000,000."

                 10. Amendment of Consolidations, Mergers and Sales of Assets Provisions. Section 10.2(h) of the Participation Agreement is hereby amended by replacing the word "and" that occurs immediately prior to clause
(II) thereof with a comma and inserting the following immediately before the period which ends such Section:

         "and (III) this Section shall not prohibit the consummation of the Pharmacy Divestiture Transaction or the Merger on the Release Date."

                 11. Amendment of Incurrence of Debt Provisions. (a) Subsection 10.2(i)(i)(14) of the Participation Agreement is hereby amended to read in its entirety as follows:

                          "(14) Indebtedness not otherwise permitted under clauses (1) through (13) of this Section, provided that the aggregate principal amount of all Indebtedness permitted under this clause (14) that is incurred on or after the Amendment Effective Date shall not at any time exceed $75,000,000."

                          (b) Subsection 10.2(i) of the Participation Agreement
is hereby amended by adding the following as a new Subsection "(iii)" immediately following Subsection 10.2(i)(ii):

                          "(iii) The Representative will not permit any issuer of Pledged Stock or any of their respective Subsidiaries to incur, assume or suffer to exist Indebtedness other than (A) Indebtedness permitted under clauses (1), (2) (but only to the extent that the Lease Cancellation Payments relate to a facility operated by any such issuer or Subsidiary), (3), (4), (5) (to the extent the Refinanced Debt referred to therein is Indebtedness referred to in clauses (1),
         (2) (but only to the extent that the Lease Cancellation Payments relate to a facility operated by any such issuer or Subsidiary), (3) and (4)), (6), (7), (8), (9), (10), (11) (but only to the extent that the assets acquired, constructed or approved with the proceeds of such Indebtedness are assets of such issuer or such Subsidiary) and (14) of subsection 10.2(i)(i) above; provided that the aggregate principal amount of Indebtedness of such issuers and Subsidiaries permitted under clauses (8) (other than guarantees by an issuer of Pledged Stock or any of its Subsidiaries of Indebtedness of an issuer of Pledged Stock or any of its Subsidiaries) and (14) shall not exceed in the aggregate $50,000,000 and (B) unsecured guarantees of obligations of Subsidiaries of the Representative, which obligations are permitted under clause (11) of Section 10.2(i)(i) above and arise under the Operative Documents, and refinancings, extensions, replacements and increases thereof, provided that the aggregate principal amount of indebtedness permitted under this clause (B) may not exceed $150,000,000."

                 12. Amendment of Assignment by Beverly. Section 15.18 of the Participation Agreement is hereby amended to read in its entirety as follows:

                          Section 15.18 Assignment by Beverly Enterprises, Inc. Subject to the conditions set forth in the definition of Release Date, notwithstanding any other provision herein each party hereto agrees that Beverly Enterprises, Inc. may transfer all of its assets (other than the stock of Pharmacy and the Subsidiaries of Pharmacy) to New BEI, and Beverly Enterprises, Inc. shall cause New BEI to execute the Assumption Agreement. On the Release Date the terms "Company", "Representative", "Construction Agent" and "Parent Guarantor" shall mean New BEI and shall cease to mean Beverly Enterprises, Inc. and thereupon Beverly Enterprises, Inc. and Pharmacy and its Subsidiaries, without any further action on behalf of any party hereto, shall be released from all covenants, liabilities and obligations under the Operative Documents. Any transfer of assets by Beverly Enterprises, Inc. as aforesaid to New BEI and any distribution of the stock of New BEI to shareholders of Beverly Enterprises, Inc. shall not constitute a Change of Control.

                 13. Effective Date. Subject to Section 15 below, this Amendment shall be effective and the Participation Agreement amended as of August 20, 1997 (the "Effective Date"), as if entered into on such date.

                 14. Representations and Warranties. To induce the Administrative Agent, the Agent Lessor and the Participants to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each of the Beverly Entities that is a party hereto represents and warrants to each of the Administrative Agent, the Agent Lessor and the Participants that:

                          (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                          (b) the Participation Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                          (c) the execution, delivery and performance by such Beverly Entity of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action,
         (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (l) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Morgan Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 14(c);

                          (d) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

                          (e) all the representations and warranties contained in Section 8.2 of the Participation Agreement are true and correct in all material respects with the same force and effect as if made by such Beverly Entity on and as of the date hereof.

                 15. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied to the satisfaction of the Agent Lessor, the Administrative Agent and each Participant (the conditions precedent are for the benefit of the Agent Lessor, the Administrative Agent and each Participant only):

                          (a) The Agent Lessor, the Administrative Agent and the Participants shall have received executed counterparts of this Amendment, duly executed by the Beverly Entities party hereto;

                          (b) The Agent Lessor, the Administrative Agent and the Participants shall have received evidence satisfactory to them that the Morgan Credit Agreement has been amended and restated in form and substance satisfactory to the Administrative Agent, the Agent Lessor and the Participants;

                          (c) The representations and warranties of the Beverly Entities set forth in Section 14 hereof are true and correct on and with respect to the date hereof; and

                          (d)     The Administrative Agent shall have received
         (i) a fee in connection with the Participants' agreement to the terms of this Amendment equal to $25,000 for the account of the Participants and (ii) an administrative fee equal to $25,000 for the benefit of the Agent Lessor.

         Upon receipt of all of the foregoing, this Amendment shall become effective.

                 16. Payment of Fees and Expenses. The Representative agrees to pay upon demand, the reasonable fees and expenses of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Lenders, and (ii) Mayer, Brown & Platt, counsel to the Lessors, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

                 17. Effect of Amendment. The Parties agree that upon the effectiveness of this Amendment as provided in Section 15 (a) except as amended hereby or hereafter, the Participation Agreement and any and all other agreements, documents, certificates and other instruments executed in connection therewith shall remain in full force and effect in accordance with their terms, and (b) any reference to the Participation Agreement shall be deemed to be a reference to the Participation Agreement as amended by this Amendment.

                 18. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                 19. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                         BEVERLY ENTERPRISES, INC., as
                                         Representative, Construction Agent and
                                         Parent Guarantor


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:


                                         THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD., LOS ANGELES AGENCY, as
                                         Arranger, Administrative Agent and
                                         as a Lender


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:


                                         BMO LEASING (U.S.),
                                         INC., as Agent Lessor and as a Lessor


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:


                                         BANK OF MONTREAL, as Co-Arranger and
                                         as a Lender


                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                       VANTAGE HEALTHCARE CORPORATION,
                                       as Lessee and Structural Guarantor


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       PETERSEN HEALTH CARE, INC., as
                                       Lessee and Structural Guarantor


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       BEVERLY SAVANA CAY MANOR, INC., as
                                       Lessee and Structural Guarantor


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       BEVERLY ENTERPRISES - GEORGIA, INC.,
                                       as Lessee and Structural Guarantor


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       BEVERLY ENTERPRISES - CALIFORNIA,
                                       INC., as Lessee and Structural Guarantor


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                   Schedule A


                             Additional Properties

                                                                       EXHIBIT I


                              ASSUMPTION AGREEMENT


         AGREEMENT dated as of [Release Date], 1997 by NEW BEVERLY HOLDINGS, INC., a Delaware corporation (with its successors, "New Beverly") for the benefit of the Administrative Agent, the Agent Lessor and the Participants under the Participation Agreement and the other Operative Documents (as defined below).

                                   WITNESSETH


         WHEREAS, this Assumption Agreement (the "Agreement") relates to the Participation Agreement dated as of March 21, 1997 and as amended as of May 27, 1997 and as of August 20, 1997, among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), as the Representative, Construction Agent and Parent Guarantor (in its capacity as Representative, the "Representative"; in its capacity as Construction Agent, the "Construction Agent"; and, in its capacity as Parent Guarantor, the "Parent Guarantor") and together with the Guarantors listed on the signature page to the Guaranty (each a "Guarantor") and the Structural Guarantors, the "Guarantors"); BMO LEASING (U.S.), INC., a Delaware corporation, as a Lessor (together with any permitted successors and assigns thereto, each a "Lessor" and collectively the "Lessors"); BMO LEASING (U.S.), INC., as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"); THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("LTCB"), BANK OF MONTREAL, a Canadian banking organization ("BMO"), and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; LTCB as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders and as Arranger (in such capacity, the "Arranger"); and BMO, as Co-Arranger and Syndication Agent (collectively, the "Parties") and the other Operative Documents executed in connection therewith.

         WHEREAS, in order to (i) permit BEI to transfer all of its assets, other than the stock of Pharmacy Corporation of America, a California corporation ("Pharmacy") and its Subsidiaries, to New Beverly and (ii) induce the Administrative Agent, the Agent Lessor and the Participants to release BEI from its obligations under the Operative Documents (as defined in the Participation Agreement), New Beverly is willing to enter into this Agreement;

         WHEREAS, New Beverly proposes to assume all of the rights and obligations of BEI under the Operative Documents;

         NOW, THEREFORE, in consideration of the foregoing, New Beverly hereby agrees as follows;

         Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in Appendix X to the Participation Agreement.

         Section 2. Assumption. New Beverly hereby assumes and agrees to perform, pay and discharge all of the liabilities and obligations of BEI as Construction Agent, Parent Guarantor and Representative under and pursuant to the Operative Documents.

         Section 3. Representations and Warranties. New Beverly hereby makes, on and as of the date hereof, each representation and warranty made by BEI as Construction Agent, Parent Guarantor and Representative in any Operative Document.

         Section 4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         Section 5. Further Assurances. New Beverly hereby agrees to take such further action and to execute and deliver such further agreements and undertakings as the Administrative Agent, the Agent Lessor or any Participant may from time to time request to further carry out the intent of the parties hereunder.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                           NEW BEVERLY HOLDINGS, INC.


                                           By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


Agreed and accepted as of the
date first written above:

THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
LOS ANGELES AGENCY, as Arranger, Administrative
Agent and as a Lender


By
  -------------------------------
  Name:
  Title:


BMO LEASING (U.S.),
INC., as Agent Lessor and as a Lessor


By
  -------------------------------
  Name:
  Title:


BANK OF MONTREAL, as Co-Arranger and as a Lender


By
  -------------------------------
  Name:
  Title:





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